SCUDDER
INVESTMENTS(SM)
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BOND/TAX FREE
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Scudder Ohio
Tax Free Fund
Fund #013


Annual Report
March 31, 2000


The fund seeks income that is exempt from Ohio personal and regular federal income taxes.


A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      14   Glossary of Investment Terms

                      15   Investment Portfolio

                      20   Financial Statements

                      23   Financial Highlights

                      24   Notes to Financial Statements

                      28   Report of Independent Accountants

                      29   Tax Information

                      30   Officers and Trustees

                      31   Investment Products and Services

                      33   Scudder Solutions

Scudder Ohio Tax Free Fund

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ticker symbol SCOHX                                              fund number 013
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Date of               o  In a difficult environment for all fixed-income
Inception:               instruments, including municipal bonds, Scudder Ohio
5/28/87                  Tax Free Fund posted a total return of -0.13% for its
                         most recent fiscal year ended March 31, 2000. While
                         negative, the fund's return outpaced the -2.02% average
                         return of 52 similar funds tracked by Lipper Analytical
Total Net                Services, Inc.
Assets as of
3/31/00
$87.9 million


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30-Day Yield on March 31, 2000
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THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

         4.45%            7.91%

        Scudder        Taxable Yield
         Ohio         Needed to Equal
     Tax Free Fund   the Fund's Yield

--------------------------------------------------------------------------------

                      o Scudder Ohio Tax Free Fund received a four-star Morningstar rating(TM), reflecting "above average" risk-adjusted performance through March 31, 2000.*

* Morningstar proprietary rankings reflect historical risk-adjusted performance as of March 31, 2000. For your information, these ratings are subject to change every month and are calculated from the fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The fund received five stars for the three-year period, four stars for the five-year period, and three stars for the 10-year period, and was rated among 1682, 1394, and 403 municipal funds for the respective periods. Of the funds rated, the top 10% received five stars, and the next 22.5% received four stars. Past performance does not guarantee future returns.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Municipal bonds endured a challenging investment environment during Scudder Ohio Tax Free Fund's most recent fiscal year ended March 31, 2000. The fund posted a -0.13% total return during the period, but outperformed the -2.02% average performance of its peers as compiled by Lipper. To match the fund's tax-free 4.45% 30-day SEC yield on March 31, a taxable investment would have had to yield 7.91%. Over the period, municipal bonds were negatively affected by significant interest rate increases across all fixed-income markets as the Federal Reserve attempted to restrain surging U.S. economic growth and head off a major increase in inflation by gradually raising the federal funds rate to 6%.

Following this period of relative underperformance, we nevertheless believe the municipal market offers attractive return potential: Adjusted for inflation, municipal yields are high by historical standards and are attractive when compared to yields of comparable Treasury bonds. As of March 31, yields of 10-year AAA-rated municipal bonds were 84% of comparable Treasuries. Second, a recent reduction in the supply of municipal bonds should provide strong support for bond prices. And third, fixed-income markets could be primed for a strong rally once a consensus is reached that the Fed has completed its current cycle of interest rate increases.

On a related note, we'd like to point out some of the advantages of owning a municipal bond fund compared with holding individual municipal bonds. First and foremost, municipal bond funds offer professional management: While many investors believe that purchasing an individual bond is a relatively simple process, knowing what price to pay for a municipal bond and what structure and characteristics to seek can be confusing, and can make a dramatic difference in how a bond will perform on a total return basis. Though investors understandably value income and coupon level, they are not the only factors that determine whether a bond will prove to be a worthwhile investment. Other important advantages offered by municipal bond funds include portfolio diversification, dividend reinvestment, and quarterly statements that display performance information clearly and concisely.

Thank you for investing with Scudder Ohio Tax Free Fund. If you have any questions regarding the fund, please call 1-800-SCUDDER, or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Lin Coughlin
Linda C. Coughlin
President,
Scudder Ohio Tax Free Fund

Performance Update
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                                                                 March 31, 2000
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Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

           Scudder Ohio            Lehman Brothers
           Tax Free Fund           Municipal Bond Index*

            '90    10000                10000
            '91    10875                10922
            '92    11889                12015
            '93    13439                13520
            '94    13773                13833
            '95    14712                14861
            '96    15868                16107
            '97    16752                16985
            '98    18441                18808
            '99    19397                19974
            '00    19371                19954


               Yearly periods ended March 31


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Fund Index Comparison
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                                                            Total Return
                               Growth of                                 Average
Period ended 3/31/2000         $10,000             Cumulative             Annual
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Scudder Ohio Tax Free Fund
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1 year                         $   9,987             -0.13%             -0.13%
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5 year                         $  13,167             31.67%              5.66%
--------------------------------------------------------------------------------
10 year                        $  19,371             93.71%              6.84%
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Lehman Brothers Municipal Bond Index*
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1 year                         $   9,990             -0.10%             -0.10%
--------------------------------------------------------------------------------
5 year                         $  13,427             34.27%              6.06%
--------------------------------------------------------------------------------
10 year                        $  19,954             99.54%              7.15%
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*    The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the one year, five year, and ten year periods would have been lower.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                   Yearly periods ended March 31

            Scudder Ohio             Lehman Brothers
            Tax Free Fund            Municipal Bond Index

         1991       8.75                    9.22
         1992       9.33                   10.02
         1993      13.04                   12.52
         1994       2.48                    2.32
         1995       6.82                    7.43
         1996       7.85                    8.38
         1997       5.58                    5.45
         1998      10.08                   10.73
         1999       5.18                    6.20
         2000       -0.7                    -0.5

                 1991    1992     1993     1994     1995     1996    1997     1998     1999     2000
------------------------------------------------------------------------------------------------------
Fund Total
Return (%)       8.75    9.33    13.04     2.48     6.82     7.85    5.58    10.08     5.18    -0.13
------------------------------------------------------------------------------------------------------
Index Total
Return (%)       9.22   10.02    12.52     2.32     7.43     8.38    5.45    10.73     6.20    -0.10
------------------------------------------------------------------------------------------------------
Net Asset
Value ($)       12.14   12.47    13.13    12.68    12.77    12.95   12.94    13.51    13.44    12.76
------------------------------------------------------------------------------------------------------
Income
Dividends ($)     .78     .75      .72      .70      .70      .69     .68      .68      .65     0.62
------------------------------------------------------------------------------------------------------
Capital Gains
Distributions($)  .06     .03      .19      .10      .04      .12     .04      .03      .11     0.03
------------------------------------------------------------------------------------------------------

Portfolio Summary
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                                                                  March 31, 2000

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Diversification
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

Sales/Special Tax           15%
Higher Education            13%
Other General Obligation/
Lease                        8%
Water/Sewer Revenue          8%
Hospital/Health              8%
Electric Utility Revenue     8%
School District/Lease        7%
State General Obligation/
Lease                        5%
Industrial Development
Revenue                      3%
Miscellaneous Municipal     25%
--------------------------------
                           100%
--------------------------------

The fund invests in a broad selection of Ohio municipal bonds.

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Quality
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

AAA*                        58%
AA                          20%
A                            9%
BBB                          4%
SKI**                        9%
--------------------------------
                           100%
--------------------------------
    Weighted average quality: AA
    *  Includes cash equivalents
    ** Scudder Kemper Investments
       (SKI) has been determined to be of comparable quality to rated eligible securities.

Overall portfolio quality remains high, with 85% of portfolio securities rated A or better as of March 31.

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Effective Maturity
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Less than 1 year             5%
1-5 years                   31%
5-8 years                   14%
8-15 years                  38%
Greater than 15 years       12%
--------------------------------
                           100%
--------------------------------
    Weighted average effective
    maturity: 8.05 years

In a rising interest rate environment, we emphasized longer-maturity bonds while the yield curve remained steep and then resumed our usual strategy of concentrating on intermediate maturities when the yield curve flattened.


For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
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                                                                  March 31, 2000
Dear Shareholders,

Municipal bonds faced a difficult environment during Scudder Ohio Tax Free Fund's most recent fiscal year as the Federal Reserve repeatedly raised interest rates in an attempt to forestall inflationary pressures arising from the strong U.S. economy. The fund's total return for its most recent fiscal year ended March 31, 2000, was -0.13%, outpacing the -2.02% average return of 52 similar funds as tracked by Lipper Analytical Services, Inc.* The fund's 30-day SEC yield as of March 31 was 4.45%, equivalent to a 7.94% taxable yield for Ohio investors subject to the 43.97% combined federal and state income tax rate.

Despite the negative posting over the most recent fiscal year, the fund's total returns over one-, three-, five-, and ten-year periods placed it in the top 15% of similar Ohio tax-free funds. Please see the accompanying table for additional information concerning the fund's returns.

Premium Bonds Aided Our Defensive Posture

During the fund's most recent fiscal year, the Federal Reserve began to raise interest rates to head off inflationary pressures as commodity prices rebounded, the nation's unemployment index reached 30-year lows, and consumer spending proceeded at a brisk pace. The Fed's


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Scudder Ohio Tax Free Fund:
Consistent Top-Tier Performance
(Average annual returns for periods ended March 31, 2000)
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                 Scudder
                  Ohio                                  Number of
             Tax Free Fund      Lipper                   Funds       Percentile
Period           Return        Average     Rank         Tracked        Rank
--------------------------------------------------------------------------------
1 Year           -0.13%          -2.02%      2    of       52         Top 4%
3 Years           4.96%           4.14%      4    of       49         Top 8%
5 Years           5.66%           4.86%      3    of       44         Top 7%
10 Years          6.84%           6.44%      2    of       13         Top 15%
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

*Lipper Analytical Services, Inc., is an independent analyst of investment services.

latest action, in March, raised its short-term interest rate target to 6%. During the year, yields on 10-year Treasury bonds rose nearly 72 basis points and their prices declined 4.9%, while municipal bond yields rose 61 basis points and their prices also declined 4.9%. Also during the period, the Treasury yield curve inverted, causing short-term securities to yield more than longer term securities. Our strategy in light of these market conditions was to emphasize longer maturity bonds because of the relative steepness of the municipal yield curve between 10 and 30 years, and sell intermediate and short maturities. As the yield curve flattened, we then resumed our usual strategy of concentrating on intermediate maturities. During the 12-month period, we also maintained three key elements of our longer-term strategy: First, we focused on premium "cushion" bonds -- high coupon bonds trading at a premium to face value that can be redeemed prior to maturity. We believe that the extra yield provided by cushion bonds adequately compensates the fund for the call feature in the current environment. Second, we continued the fund's strong emphasis on call protection. (Generally, a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream for the fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities. Third, we sought to avoid "market discount," a provision that can subject municipal bonds sold at a discount to ordinary income tax. Key to this strategy was our emphasis on purchasing premium bonds rather than par bonds (which can more easily decline to a discount). The table on page 12 illustrates this element of our strategy, showing the difference in the performance over the previous 12-month period of a type of premium bond we favored versus a type of par bond we avoided. In a difficult municipal bond market the premium bond posted positive performance, while the par bond posted negative performance because of its exposure to the market discount tax.

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Premium Coupon Bonds Avoided "Market Discount"
(12-month returns as of March 31, 2000, following a 60 basis point rise in interest rates)
--------------------------------------------------------------------------------

                              Starting price    Ending price        Total
Type of Bond                    3/31/99          3/31/00            Return
--------------------------------------------------------------------------------
Premium bond with a
5.50% coupon due 2015            $105.92          $101.06           +0.68%
Par bond with a
5.0% coupon due 2020             $100.00           $91.92           -3.02%
--------------------------------------------------------------------------------

Result: the premium bond outperformed the par bond by 3.70%.

In addition, over the period, credit spreads for higher yielding securities widened to historically high levels. Because of this, we chose to selectively add to credits which we deemed to be appropriate credit risks. The fund's overall portfolio quality remains high, with over 85% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of Ohio tax-exempt issues, including sales/special tax, higher education, and general obligation bonds.

Ohio Update

The State of Ohio is enjoying stable economic growth. The State expects to close its 2000 fiscal year with a seventh consecutive operating surplus in its General Fund. The strength of Ohio's economy continues to foster job growth, specifically in the service sector. The State has taken advantage of economic growth by increasing reserves in its Budget Stabilization Fund, while boosting spending in areas of need such as education. Ohio's debt burden is low. Direct debt per capita during its 1999 fiscal year was 88% of the national average. The State is currently contesting a lawsuit that challenges the adequacy and equity of school funding. Since education is financed primarily with property tax revenues administered at the local level, there is a disparity between wealthy and poor districts.

Overall, given the strength of Ohio's economy and its strong financial position, we believe the State's credit status is solid to improving. We will continue to monitor the education lawsuit and its potential effects on the State's finances.

Outlook

Since it is widely expected that the Fed will continue to raise interest rates into the summer, municipals will continue to face a challenging environment. Still, we believe the municipal bond market represents attractive value, with yields of longer maturity municipals approaching those of Treasury bonds, and tax-equivalent yields near double-digit levels for investors in the highest tax brackets (in January, municipal bond yields reached 6.35% on average*, the highest level since August 1995). And the robust U.S. and Ohio economies should continue to bolster the credit ratings of individual Ohio bond issues.

In addition to the long-term strategy outlined above, we will seek to take advantage of newly widened credit spreads (differences in yield between higher and lower quality bonds). Wider credit spreads make it worthwhile to invest in bonds with slightly lower credit ratings in an effort to boost the fund's yield. We believe Scudder Ohio Tax Free Fund remains an attractive investment option for investors seeking a high level of income free from federal and Ohio income taxes.

Sincerely,

Your Portfolio Management Team

/s/Eleanor R. Brennan              /s/Rebecca L. Wilson
Eleanor R. Brennan                 Rebecca L. Wilson

*Source: The Bond Buyer

Scudder Ohio Tax Free Fund:
A Team Approach to Investing

Scudder Ohio Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Eleanor R. Brennan assumed responsibility for the fund's day-to-day management in 1999. Ms. Brennan joined the Adviser in 1995 and has 13 years of experience in municipal investing.

Portfolio manager Rebecca L. Wilson became a member of the team in 1999. Ms. Wilson, who joined the Adviser in 1986, has 14 years of experience in municipal investing.

Glossary of Investment Terms
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                Bond       An interest-bearing security issued by the federal,
                           state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

             General       A municipal bond backed by the "full faith and
          Obligation       credit" (including the taxing and further borrowing
                Bond       power) of the city, state, or agency that issues the
                           bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

           Inflation       An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.


           Municipal       Bond An interest-bearing debt security issued by a
                           state or local government entity.

           Net Asset       The price per share of a mutual fund based on the sum
           the Value       of (NAV) market value of all the securities owned by
                           the fund divided by the number of outstanding shares.

             Taxable       The level of yield a fully taxable instrument would
          Equivalent       have to provide to equal that of a tax-free municipal
               Yield       bond on an after-tax basis.

          30-Day SEC       The standard yield reference for bond funds, based on
               Yield       a formula prescribed by the SEC. This annualized
                           yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

               Total Return The most common yardstick to measure the performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                        as of March 31, 2000
--------------------------------------------------------------------------------

                                                           Principal
                                                           Amount ($)  Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Municipal Investments 0.9%
--------------------------------------------------------------------------------

 Ohio
 Ohio State Air Quality Development Authority, Daily                  ----------
    Demand Note, 3.95%, 10/1/2001* (Cost $800,000) ....     800,000     800,000
                                                                      ----------
--------------------------------------------------------------------------------
Long-Term Municipal Investments 99.1%
--------------------------------------------------------------------------------

 Ohio
 Akron Ohio Economic Development Revenue, 6%,
    12/1/2012 (b) .....................................   1,000,000   1,074,430
 Beavercreek, OH, Local School District, General
    Obligation, Series 1996, 6.6%, 12/1/2015 (b) ......   1,000,000   1,140,560
 Butler County, OH, Transportation Improvement
    District, Series 1997A, 6%, 4/1/2010 (b) ..........   1,500,000   1,605,945
 Cleveland, OH, General Obligation, Series 1992A,
    Prerefunded 7/1/2002, 6.3%, 7/1/2006 (b)** ........   1,000,000   1,052,330
 Cleveland, OH, Parking Facility Revenue, 6%,
    9/15/2009 (b) .....................................   1,385,000   1,484,000
 Cleveland, OH, Public Power System Improvement
    Revenue, Series 1994A, Zero Coupon, 11/15/2009 (b)    2,250,000    1,358,865
 Cleveland, OH, Public Power System Revenue:
    Capital Appreciation, First Mortgage, Series 1994A,
      Zero Coupon, 11/15/2012 (b) .....................   2,250,000   1,139,963
    Prerefunded, 11/15/2001, Series 1991B, 7%,
      11/15/2017 (b)** ................................     145,000     153,031
    Series 1996-1, 6%, 11/15/2011 (b) .................   1,050,000   1,130,115
    Unrefunded, First Mortgage, Series 1991B, 7%,
      11/15/2017 ......................................     605,000     635,594
 Cleveland, OH, Revenue Bond, Cleveland Stadium:
    Series A, Zero Coupon, 12/1/2011 (b) ..............     820,000     423,227
    Series A, Zero Coupon, 12/1/2014 (b) ..............     820,000     356,979
    Series A, Zero Coupon, 12/1/2017 (b) ..............     820,000     294,052
    Series B, Zero Coupon, 12/1/2009 (b) ..............     810,000     468,293
    Series B, Zero Coupon, 12/1/2015 (b) ..............     815,000     333,783
    Series B, Zero Coupon, 12/1/2018 (b) ..............     815,000     274,777
 Cleveland, OH, Urban Renewal Tax Increment Rock &
    Roll Hall of Fame and Museum Project, 6.75%,
    3/15/2018 .........................................   1,000,000   1,014,620
 Cleveland, OH, Waterworks Revenue:
    First Mortgage Revenue, Prerefunded 1/1/2002,
      Series F 1992A, 6.25%, 1/1/2007 (b)** ...........     950,000     992,712

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                            Principal
                                                            Amount($)   Value($)
--------------------------------------------------------------------------------
   First Mortgage Revenue, Unrefunded, Series F 1992A,
     6.25%, 1/1/2007 (b) ...............................      50,000      52,085
   Series 1998I, 5%, 1/1/2017 (b) ......................   1,000,000     925,010
Columbus, OH, General Obligation, Unlimited Tax,
   Sewer Improvement, Prerefunded, 5/1/2003,
   6%, 5/1/2013** ......................................   1,000,000   1,052,930
Cuyahoga County, OH, General Obligation,
   Jail Facilities, Series 1991, ETM, Zero Coupon,
   10/1/2002 (b)*** ....................................   1,500,000   1,326,105
Cuyahoga County, OH, Hospital Facilities Revenue,
   Health Cleveland Inc., Series 1993, 6.25%, 8/15/2010    1,000,000   1,041,120
Cuyahoga County, OH, Port Authority
   Revenue, Port Development, C&P Docks Project,
   6%, 3/1/2007 ........................................     965,000     930,086
Dublin, OH , City School District, Capital Appreciation,
   Series 1998, Zero Coupon, 12/1/2011 (b) .............   1,000,000     532,200
Fairfield, OH, City School District, 7.2%, 12/1/2009 (b)   1,000,000   1,128,390
Franklin County, OH, Health Care Facilities, Revenue
   Refunding, Ohio Presbyterian Services:
     Series 1997, 5.25%, 7/1/2008 ......................     500,000     461,660
     Series 1997, 5.5%, 7/1/2017 .......................   1,000,000     828,640
Franklin County, OH, Riverside United Methodist
   Hospital, Series A, 5.75%, 5/15/2012 ................   1,950,000   1,936,428
Gateway Economic Development Corporation of
   Cleveland, OH, Stadium Revenue, AMT,
   6.5%, 9/15/2014 .....................................   4,000,000   4,012,560
Gateway Economic Development Corporation of
   Greater Cleveland, OH, Excise Tax, Series 1990, AMT,
   7.2%, 9/1/2001 ......................................   2,550,000   2,597,099
Hamilton County, OH, Health System Revenue,
   Franciscan Sisters of the Poor Health System,
   Providence Hospital, Series 1992, 6.8%, 7/1/2008 ....   2,000,000   2,115,260
Hamilton County, OH, Hospital Facilities Revenue,
   Christ Hospital, Series 1991B, Prerefunded 1/1/2001,
   6.625%, 1/1/2006** ..................................   1,000,000   1,017,930
Hamilton County, OH, Sewer System Revenue:
   Improvement and Refunding, 5.45%, 12/1/2009 (b) .....   1,000,000   1,030,990
   Series 1991A, 6.4%, 12/1/2005 .......................     530,000     551,052
   Series 1991A, Prerefunded 6/1/2001, 6.4%,
     12/1/2005** .......................................     220,000     229,185
Hilliard, OH, School District, Series 1996A, Zero
   Coupon, 12/1/2012 (b) ...............................   1,655,000     836,503
Huber Heights, OH, Water System Revenue,
   Capital Appreciation, Zero Coupon, 12/1/2012 ........   1,005,000     507,967


    The accompanying notes are an integral part of the financial statements.

                                                           Principal
                                                           Amount ($)     Value ($)
------------------------------------------------------------------------------------
Lorain County, OH, Refunding Revenue,
   Humility of Mary Health Care System, Series A,
   Prerefunded 6/15/2005, 5.9%, 12/15/2008** .............   1,000,000   1,039,560
Lorain County, OH, Hospital Revenue, Lakeland Community
   Hospital Inc., ETM, 6.5%, 11/15/2012*** ...............   1,000,000   1,068,030
Lucas County, OH, Hospital Revenue, Flower Hospital,
   Series 1993, Prerefunded 12/1/2004, 6.125%,
   12/1/2013** ...........................................   1,375,000   1,449,484
Lucas County, OH, Toledo Port Authority Development,
   Revenue Bond, Northwest Ohio Bond Fund, Series A,
   5.4%, 5/15/2019 .......................................     500,000     427,820
Mahoning County, OH, General Obligation, Limited
   Tax, 6.6%, 12/1/2006 (b) ..............................   1,100,000   1,153,361
Medina, OH, City School District, General Obligation,
   Zero Coupon, 12/1/2006 (b) ............................   1,500,000   1,061,820
Miami County, OH, Revenue Refunding, Hospital Upper
   Valley, Series 1996C, 6.25%, 5/15/2013 ................   1,000,000     931,730
North Olmstead, OH, General Obligation:
   6.2%, 12/1/2011 (b) ...................................   2,000,000   2,150,180
   6.25%, 12/15/2012 (b) .................................   1,500,000   1,570,290
Northeast Ohio Regional Sewer District, Wastewater
   Improvement Revenue Refunding:
     5.5%, 11/15/2012 (b) ................................   1,550,000   1,577,885
     5.6%, 11/15/2013 (b) ................................   1,000,000   1,019,800
Ohio Air Quality Development Authority, Pollution
   Control Revenue, Cleveland Electric Company, 8%,
   12/1/2013 (b) .........................................   1,250,000   1,356,963
Ohio Gateway Economic Development Corp., Revenue,
   Cuyahoga County Annual Gateway, 7.5%, 9/1/2005 ........   1,500,000   1,574,580
Ohio General Obligation, Series 1994, 6%, 8/1/2010 .......   1,000,000   1,075,670
Ohio Higher Education Facilities Revenue, Case
   Western Reserve University, Series B, 6.5%, 10/1/2020 .   2,250,000   2,489,445
Ohio Higher Educational Facility Commission, Refunding
   Revenue, Case Western Reserve University, 6%,
   10/1/2014 .............................................   1,000,000   1,069,170
Ohio Housing Finance Agency, Single-Family Mortgage
   Revenue, Series 1990F, 7.6%, 9/1/2016 .................     675,000     691,889
Ohio Public Facilities Commission, Higher Educational
   Capital Facilities Revenue, Series IIB, 5.4%,
   11/1/2007 (b) .........................................   1,500,000   1,527,915
Ohio State Building Authority:
   State Facilities, Adult Correctional Facilities, Series
   1999A, 5.25%, 10/1/2018 ...............................   1,000,000     954,460


    The accompanying notes are an integral part of the financial statements.

                                       17

                                                             Principal
                                                             Amount ($)    Value ($)
------------------------------------------------------------------------------------
   Correctional Facilites Revenue, Series 1991A,
     6.5%, 10/1/2004 ......................................   1,000,000   1,044,510
   State Facilities, Administrative Building, Series 1999A,
     5.375%, 10/1/2013 ....................................   1,000,000   1,002,790
   Toledo Government Office Building, Series A,
     Prerefunded, 4/1/2003, 8%, 10/1/2007** ...............     500,000     544,650
Ohio State Higher Education Facility:
   Prerefunded 12/1/2000, Series 1989, 7.25%,
     12/1/2012 (b)** ......................................     200,000     207,920
   Prerefunded 12/1/2000, Series 1989, 7.25%,
     12/1/2012 (b)** ......................................     800,000     831,680
   Series 1997A, Zero Coupon, 7/1/2008 ....................   2,325,000   2,494,234
Ohio State Higher Educational Facilities Commission,
   Oberlin College, Revenue
   Bonds, 5.25%, 10/1/2014 ................................   1,000,000     993,990
Ohio State University, General Receipts:
   Series 1999A, 6%, 12/1/2016 ............................   1,000,000   1,046,000
   Series 1999A, 6%, 12/1/2017 ............................     500,000     520,835
Ohio State Water Development Authority, Solid Waste
   Disposal Revenue, Bay Shore Project, Series 1998A,
   AMT, 5.875%, 9/1/2020 ..................................     500,000     411,225
Olmsted Falls, OH, City School District, General
   Obligation, Series 1991, Prerefunded 12/15/2001,
   7.05%, 12/15/2011** ....................................   1,000,000   1,059,160
Rocky River, OH, City School District, School
   Improvement, Series 1998, 5.375%, 12/1/2017 ............   1,000,000     990,360
Summit County, OH, General Obligation, Prerefunded
   12/1/2004, 6.4%, 12/1/2014** ...........................   1,000,000   1,081,000
University of Akron, OH, General Receipts, 5.75%,
   1/1/2013 (b) ...........................................   1,365,000   1,413,594
Warren County, OH, Water Improvement, General
   Obligation, The P&G Project, Series 1995, 5.25%,
   12/1/2016 ..............................................   1,720,000   1,667,867

Puerto Rico
Puerto Rico Aqueduct and Sewer Authority, Revenue
   Refunding, 6%, 7/1/2009 ................................   1,000,000   1,064,860
Puerto Rico Commonwealth, Highway & Transportation
   Authority, Series 1993W, 5.5%, 7/1/2013 (b) ............   1,000,000   1,035,170
Puerto Rico Electric Power Authority, Series 1994S,
   6.125%, 7/1/2009 (b) ...................................   2,000,000   2,174,100
Puerto Rico, General Obligation, Public Improvement,
   Prerefunded 7/1/2002, 6.6%, 7/1/2013 (b)** .............   1,000,000   1,059,050
University of Puerto Rico, University Systems, Series N,
   6.25%, 6/1/2008 (b) ....................................   1,000,000   1,089,880


    The accompanying notes are an integral part of the financial statements.

                                       18

                                                               Principal
                                                               Amount ($)  Value ($)
------------------------------------------------------------------------------------
Virgin Islands
Virgin Islands Public Financial Authority Revenue:
   Series 1999A, 6.5%, 10/1/2024 .................              600,000     605,802
   Series 1992A, Prerefunded 10/1/2002,
     7.25%, 10/1/2018** ..........................            1,000,000   1,083,850
------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $ 83,775,386)                85,659,055
------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $ 84,575,386) (a)              86,459,055
------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $84,575,386. At March 31, 2000, net unrealized appreciation for all securities based on tax cost was $1,883,669. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,810,208 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $926,539.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, or MBIA/BIG.

     AMT: Subject to alternative minimum tax

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

*** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
------------------------------------------------------------------------

------------------------------------------------------------------------
Statement of Assets and Liabilities as of March 31, 2000
------------------------------------------------------------------------

Assets
------------------------------------------------------------------------
Investments in securities, at value (cost $84,575,386) ..   $ 86,459,055
Cash ....................................................        416,537
Interest receivable .....................................      1,313,138
Receivable for Fund shares sold .........................        136,257
Other assets ............................................            524
                                                            ------------
Total assets ............................................     88,325,511

Liabilities
------------------------------------------------------------------------
Dividends payable .......................................        114,040
Payable for Fund shares redeemed ........................        105,544
Accrued management fee ..................................        116,227
Other accrued expenses and payables .....................         61,574
                                                            ------------
Total liabilities .......................................        397,385
------------------------------------------------------------------------
Net assets, at value                                        $ 87,928,126
------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments      1,883,669
Accumulated net realized gain (loss) ....................       (888,961)
Paid-in capital .........................................     86,933,418
------------------------------------------------------------------------
Net assets, at value                                        $ 87,928,126
------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------
NetAsset Value, offering and redemption price
   per share ($87,928,126 / 6,892,814 outstanding
   shares of beneficial interest, $.01 par value,           ------------
   unlimited number of shares authorized) ...............   $      12.76
                                                            ------------

    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------
Statement of Operations for the year ended March 31, 2000
-----------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------
Interest ......................................................   $ 5,164,267
                                                                  -----------
Expenses:
Management fee ................................................       554,208
Services to shareholders ......................................        80,890
Custodian and accounting fees .................................        47,613
Auditing ......................................................        27,159
Legal .........................................................         5,362
Trustees' fees and expenses ...................................        16,561
Reports to shareholders .......................................        11,608
Registration fees .............................................         4,980
Reorganization expense ........................................        15,382
Other .........................................................         7,725
                                                                  -----------
Total expenses, before expense reductions .....................       771,488
Expense reductions ............................................       (61,718)
                                                                  -----------
Total expenses, after expense reductions ......................       709,770
-----------------------------------------------------------------------------
Net investment income                                               4,454,497
-----------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------
Net realized gain (loss) from investment transactions .........      (614,658)
Net unrealized appreciation (depreciation) during the period on
   investments ................................................    (4,162,857)
-----------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (4,777,515)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $  (323,018)
-----------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------
                                                           Years Ended March 31,
Increase (Decrease) in Net Assets                         2000             1999
------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $  4,454,497    $  4,681,262
Net realized gain (loss) on investment transactions       (614,658)        731,048
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......     (4,162,857)       (498,294)
                                                      ------------    ------------
Net increase (decrease) in net assets resulting
   from operations ................................       (323,018)      4,914,016
                                                      ------------    ------------
Distributions to shareholders from:
Net investment income .............................     (4,454,497)     (4,681,262)
                                                      ------------    ------------
Net realized gains ................................       (214,270)       (759,189)
                                                      ------------    ------------
Fund share transactions:
Proceeds from shares sold .........................     18,840,209      22,088,926
Reinvestment of distributions .....................      3,147,240       3,716,462
Cost of shares redeemed ...........................    (26,551,375)    (22,245,898)
                                                      ------------    ------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     (4,563,926)      3,559,490
                                                      ------------    ------------
Increase (decrease) in net assets .................     (9,555,711)      3,033,055
Net assets at beginning of period .................     97,483,837      94,450,782
                                                      ------------    ------------
Net assets at end of period .......................   $ 87,928,126    $ 97,483,837
                                                      ------------    ------------
Other Information
------------------------------------------------------------------------------------
Shares outstanding at beginning of period .........      7,251,068       6,989,251
                                                      ------------    ------------
Shares sold .......................................      1,467,476       1,626,994
Shares issued to shareholders in reinvestment of
   distributions ..................................        244,335         274,026
Shares redeemed ...................................     (2,070,065)     (1,639,203)
                                                      ------------    ------------
Net increase (decrease) in Fund shares ............       (358,254)        261,817
                                                      ------------    ------------
Shares outstanding at end of period ...............      6,892,814       7,251,068
                                                      ------------    ------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

--------------------------------------------------------------------------------
Years ended March 31,                   2000     1999     1998     1997    1996
--------------------------------------------------------------------------------
Net asset value, beginning of period  $13.44   $13.51   $12.94   $12.95  $12.77
                                      ------------------------------------------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income                  .62      .65      .68      .68     .69
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions     (.65)     .04      .60      .03     .30
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations      (.03)     .69     1.28      .71     .99
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                 (.62)    (.65)    (.68)    (.68)   (.69)
--------------------------------------------------------------------------------
  Net realized gain (loss) on
  investment transactions               (.03)    (.11)    (.03)    (.04)   (.12)
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total distributions                   (.65)    (.76)    (.71)    (.72)   (.81)
--------------------------------------------------------------------------------
Net asset value, end of period        $12.76   $13.44   $13.51   $12.94  $12.95
                                      ------------------------------------------
--------------------------------------------------------------------------------
Total Return (%) (a)                    (.13)    5.18    10.08     5.58    7.85
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)    88       97       94       84      84
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                           .83(b)   .85      .86      .88     .89
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                           .77(b)   .62      .52      .50     .50
--------------------------------------------------------------------------------
Ratio of net investment income (%)      4.82     4.81     5.09     5.23    5.30
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               16       21        5       10      20
--------------------------------------------------------------------------------

(a)  Total returns would have been lower had certain expenses not been reduced.

(b) The ratios of operating expenses excluding reorganization expenses before and after expense reductions were .82% and .75%, respectively.

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Description of the Fund

Scudder Ohio Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

B. Plan of Reorganization

On February 7, 2000 the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Plan") between the Fund and Scudder Managed Municipal Bonds, pursuant to which Scudder Managed Municipal Bonds would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of Scudder Managed Municipal Bonds. The proposed transaction is part of Scudder Kemper Investments, Inc.'s ("Scudder Kemper") initiative to restructure and streamline the management and operations of the funds it advises. Costs incurred in connection with this reorganization initiative are being borne jointly by Scudder Kemper and certain funds and are included as reorganization expense in the Statement of Operations of the Fund. These costs principally include printing, proxy meeting expenses and professional fees. All funds under the reorganization initiative are subject to an allocated charge of such costs except for certain funds not expected to realize a reduction in the operating expense ratio. The Plan can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting (the "Meeting") of the shareholders of the Fund to approve the Plan will be held on or about July 13, 2000.

As a result of the Plan, each shareholder of Scudder Ohio Tax Free Fund will become a shareholder of the shares of Scudder Managed Municipal Bonds and would hold, immediately after the closing of the Plan (the "Closing"), that number of full and fractional voting shares of Scudder Managed Municipal Bonds having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the third quarter of 2000. In the event the shareholders of the Fund fail to approve the Plan, the Fund will continue to operate and the Fund's Board may resubmit the Plan for shareholder approval or consider other proposals.

C. Significant Accounting Policies

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $541,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2008, the expiration date. In addition, from November 1, 1999 through March 31, 2000 the Fund incurred approximately $97,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending March 31, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

D. Purchases and Sales of Securities

For the year ended March 31, 2000, purchases and sales of long-term municipal securities aggregated $14,348,250 and $19,911,069, respectively.

E. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Fund agrees to pay the Adviser a fee equal to an annual rate of 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser had agreed not to impose all or a portion of its management fee until July 31, 2000, and to maintain the annualized expenses of the Fund at no more than 0.75% of average daily net assets. For the year ended March 31, 2000, the Adviser did not impose a portion of its management fee amounting to $58,262 and the amount imposed amounted to $495,946, which was equivalent to an annual effective rate 0.54% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the year ended March 31, 2000, the amount charged to the Fund by SSC aggregated $54,579, of which $8,197 was unpaid at March 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended March 31, 2000, the amount charged to the Fund by SFAC aggregated $36,000, of which $3,000 was unpaid at March 31, 2000.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended March 31, 2000, Trustees' fees and expenses charged to the Fund aggregated $16,561.

F. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the year ended March 31, 2000, the Fund's custodian and transfer agent fees were reduced by $810 and $2,646, respectively, under these arrangements.

G. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Scudder State Tax Free Trust and the Shareholders of Scudder Ohio Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Ohio Tax Free Fund (the "Fund") at March 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                             PricewaterhouseCoopers LLP
May 9, 2000

Tax Information
--------------------------------------------------------------------------------

The Fund paid distributions of $0.03 per share from net long-term capital gains during its year ended March 31, 2000, of which 100% represents 20% rate gains.

Of the dividends paid by the Fund from net investment income for the year ended March 31, 2000, 100% are designated as exempt interest dividends for regular federal income tax and Ohio personal income tax purposes.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

Linda C. Coughlin*                          Eleanor R. Brennan*
  o President and Trustee                     o Vice President

Henry P. Becton, Jr.                        Philip G. Condon*
  o Trustee; President and General            o Vice President
    Manager, WGBH Educational
    Foundation                              Ashton P. Goodfield*
                                              o Vice President
Dawn-Marie Driscoll
  o Trustee; President, Driscoll            Ann M. McCreary*
    Associates; Executive Fellow,             o Vice President
    Bentley College
                                            Frank J. Rachwalski, Jr.*
Peter B. Freeman                              o Vice President
  o Trustee; Corporate Director and
    Trustee                                 Rebecca L. Wilson*
                                              o Vice President
George M. Lovejoy, Jr.
  o Trustee; President and Director,        John Millette*
    Fifty Associates                          o Vice President and Secretary

Wesley W. Marple, Jr.                       John R. Hebble*
  o Trustee; Professor of Business            o Treasurer
    Administration, Northeastern
    University, College of Business         Caroline Pearson*
    Administration                            o Assistant Secretary

Kathryn L. Quirk*                           *Scudder Kemper Investments, Inc.
  o Trustee, Vice President and
    Assistant Secretary

Jean C. Tempel
  o Trustee; Venture Partner, Internet
    Capital Group

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund***
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund***
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Health Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


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Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

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Notes
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Notes
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                                       36
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Notes
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                                       37

Notes
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                                       38

Notes
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                                       39

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Services Group